EXECUTION COPY

OMNIBUS WAIVER AND INCREASE

dated as of September 25, 2006

THIS OMNIBUS WAIVER AND INCREASE (this "Waiver") is entered into as of September 25, 2006 for the purpose of (i) waiving certain provisions in the Note Purchase Agreement and the Supplement (each as defined below); (ii) increasing the Stated Amount to $700,000,000 and (iii) increasing the Purchaser Group Limits as described herein.

WHEREAS, this Waiver is by and among APPLE RIDGE FUNDING LLC (formerly known as CENDANT MOBILITY CLIENT-BACKED RELOCATION RECEIVABLES FUNDING LLC) (the "Issuer"), CARTUS CORPORATION (formerly known as CENDANT MOBILITY SERVICES CORPORATION) (the "Servicer"), JPMorgan Chase Bank, National Association, as Indenture Trustee (the "Indenture Trustee"), THE BANK OF NEW YORK, as Paying Agent, Authentication Agent and Transfer Agent and Registrar ("BNY"), the Managing Agents and Purchasers listed on the signature pages hereto, and CALYON CORPORATE AND INVESTMENT BANK, as Administrative Agent (the "Administrative Agent.")

WHEREAS, this Waiver relates to the following documents (each as such documents have been previously amended):

--Note Purchase Agreement (the "Note Purchase Agreement") dated as of January 31, 2005 among the Issuer, the Servicer, the Managing Agents and Purchasers party thereto and the Administrative Agent

--Series 2005-1 Indenture Supplement (the "Supplement") dated as of January 31, 2005 among the Issuer, the Indenture Trustee and BNY, which modifies that certain Master Indenture (the "Indenture") dated as of April 25, 2000 among the Issuer, the Indenture Trustee and BNY.

WHEREAS, terms defined in the Note Purchase Agreement, the Supplement or the Indenture and not otherwise defined herein (including terms defined therein by reference to certain other agreements executed in connection therewith) are used herein as therein defined.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto have agreed to waive certain provisions of the Note Purchase Agreement and the Supplement on the terms and conditions hereinafter set forth.

    Waivers under the Note Purchase Agreement. Each of the parties to the Note Purchase Agreement agrees to waive the thirty day notice requirement for increases in the Stated Amount and the delivery of a Stated Amount Increase Notice under Section 2.05(b) of the Note Purchase Agreement in order to allow the Stated Amount to be increased by $150,000,000 (the "Increase Amount") to $700,000,000 effective on September 25, 2006. Each party to the Note Purchase Agreement hereby further acknowledges and agrees that such increase in the Commitments and Purchaser Group Limits shall be initially provided solely by Calyon Corporate and Investment Bank ("Calyon") and that any Increases shall be funded by the Purchaser Group for which Calyon acts as Managing Agent until such time as the Series Outstanding Amount funded by Calyon's Purchaser Group equals its Pro Rata Share as so modified; provided, however, that each other Purchaser Group shall have the right, on or before October 31, 2006, to increase its Commitments, by purchasing from Calyon such Committed Purchaser's Pro Rata Share of the Increase Amount (as such Pro Rata Share was calculated prior to giving effect to this Waiver), and Calyon hereby agrees to assign to each other Committed Purchaser at par such ratable share of the Series Outstanding Amount and the Commitments in the amount needed so that, after giving effect thereto, such Committed Purchaser's Pro Rata Share shall be the same as it was in effect before giving effect to this Waiver.
    Waivers under the Supplement. Concurrently with the increase of the Commitments as described in Section 1 above, the "Stated Amount" in the Supplement shall be and hereby is increased to $700,000,000, and each party to the Supplement hereby waives the requirement that any increase in the Stated Amount take effect on two Business Days prior written notice to the Indenture Trustee, the Paying Agent and the Managing Agents.
    Conditions Precedent. This Waiver shall become effective as of the date first written above upon receipt by the Administrative Agent of counterpart signature pages to this Waiver executed by each of the parties hereto.
    Covenants, Representations and Warranties.

    4.1 The Issuer hereby represents and warrants that (a) the execution, delivery and performance of this Waiver has been duly authorized by all necessary action on its part and (b) all representations and warranties made by it in the Note Purchase Agreement and the Indenture are true and correct as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier or other specific date.

    4.2 Each party to this Waiver hereby represents and warrants that this Waiver constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general principles of equity which may limit the availability of equitable remedies.

    Reference to and Effect on the Note Purchase Agreement and Supplement.

    5.1 Upon the effectiveness of this Waiver, (i) each reference in the Supplement to "this Indenture Supplement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Supplement as modified hereby, and each reference to the Supplement in any other Transaction Document or other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to the Supplement as modified hereby and (ii) each reference in the Note Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to the Note Purchase Agreement as modified hereby, and each reference to the Note Purchase Agreement in any other Transaction Document or other document, instrument or agreement executed and/or delivered in connection therewith shall mean and be a reference to the Note Purchase Agreement as modified hereby.

    5.2 Except as specifically waived herein, the Note Purchase Agreement, the Supplement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

    5.3 The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Issuer, the Indenture Trustee or any holders of the Notes under any of the Transaction Documents nor under any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

    Execution in Counterparts. This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.
    Governing Law. This WAIVER shall be governed by and construed in accordance with the laws of the State of New York, including SECTION 5-1401 of the New York General Obligations Law, but otherwise without regard to conflict of laws principles.
    Headings. Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.
    Authorization and Direction. By its signature hereto each Person signing hereto as a Managing Agent (constituting all of the Noteholders in Series 2005-1) hereby directs the Indenture Trustee and the Paying Agent to agree, consent to and accept this Waiver and, to the extent this Waiver amends, modifies or supplements the Supplement, each Managing Agent, Committed Purchaser and Conduit Purchaser (collectively constituting the Holders of 100% of the Series Outstanding Amount of the Series 2005-1 Notes) by signing this Waiver hereby consents to such amendments, modifications and supplements.

IN WITNESS WHEREOF, the parties hereto have caused this Omnibus Waiver and Increase to be executed by their respective officers thereunto duly authorized as of the date first written above.

APPLE RIDGE FUNDING LLC, as Issuer

By /s/ David M. Rapp
Name:David M. Rapp
Title: Vice President

CARTUS CORPORATION, as Servicer

By: /s/ David M. Rapp
Name: David M. Rapp
Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Indenture Trustee

By: /s/ Diane E. Wallace
Name: Diane E. Wallace
Title: Vice President

THE BANK OF NEW YORK, as Paying Agent, Authentication Agent and Transfer Agent and Registrar

By: /s/ Catherine Murray
Name: Catherine Murray
Title: Assistant Vice President

CALYON CORPORATE AND INVESTMENT BANK, as Administrative Agent

and a Managing Agent

By: /s/ Sam Pilcer

Name: Sam Pilcer

Title: Managing Director

By: /s/ Kostantina Kourmpetis

Name: Kostantina Kourmpetis

Title: Managing Director

CALYON NEW YORK BRANCH,

as a Committed Purchaser

By: /s/ Kostantina Kourmpetis

Name: Kostantina Kourmpetis

Title: Managing Director

By: /s/ Sam Pilcer

Name: Sam Pilcer

Title: Managing Director

ATLANTIC ASSET SECURITIZATION CORP., as a Conduit Purchaser

By: /s/ Kostantina Kourmpetis

Name: Kostantina Kourmpetis

Title: Managing Director

By: /s/ Sam Pilcer

Name: Sam Pilcer

Title: Managing Director

BMO capital markets CORP., as a Managing Agent

By: /s/ Brien T. Zaban

Name: Brien T. Zaban

Title: Vice President

BANK OF MONTREAL, as a Committed Purchaser

By: /s/ Amy K. Dumser

Name: Amy K. Dumser

Title: Director

FAIRWAY FINANCE COMPANY, LLC,

as a Conduit Purchaser

By: /s/ Amy S. Keith

Name: Amy S. Keith

Title: Vice President

THE BANK OF NOVA SCOTIA,

as a Managing Agent and a Committed Purchaser

By: /s/ Norman Last

Name: Norman Last

Title: Managing Director

LIBERTY STREET FUNDING CORP.,
as a Conduit Purchaser

By: /s/ Bernard J. Angelo

Name: Bernard J. Angelo

Title: Vice President

THE BANK OF TOKYO-MITSUBISHI, LTD., New York Branch, (f/k/a The Bank of Tokyo/Mitsubishi, Ltd., New York Branch), as a Managing Agent

By: /s/ Aditya Reddy

Name: Aditya Reddy

Title: VP

THE BANK OF TOKYO-MITSUBISHI, LTD., New York Branch, (f/k/a The Bank of Tokyo/Mitsubishi, Ltd., New York Branch), as a Committed Purchaser

By: /s/ Linda Tam

Name: Linda Tam

Title: Authorized Signatory

VICTORY RECEIVABLES CORPORATION,

as a Conduit Purchaser

By: /s/ R. Douglas Donaldson

Name: R. Douglas Donaldson

Title: Treasurer